                                                                     Exhibit 4.1


COMMON STOCK                                                        COMMON STOCK



   $.001 PAR VALUE     [GRAPHIC OMITTED]     THIS CERTIFICATE IS TRANSFERABLE IN
                                                 DENVER, CO AND NEW YORK, NY

INCORPORATED UNDER THE LAWS                                CUSIP
  OF THE STATE OF DELAWARE                   See reverse for certain definitions

                          WHITING PETROLEUM CORPORATION

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

 Whiting Petroleum Corporation transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        Witness the facsimile signatures of its duly authorized officers.

           Dated

                                                     /s/ James J. Volker
                                                     President

COUNTERSIGNED AND REGISTERED
   COMPUTERSHARE TRUST COMPANY, INC.
                           TRANSFER AGENT
                            AND REGISTRAR            /s/ Patricia J. Miller
BY                                                   Secretary

       AUTHORIZED SIGNATURE

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                          WHITING PETROLEUM CORPORATION

            The Corporation will furnish without charge to any stockholder upon request a copy of the full text of the powers, designations, preferences and relative, participating, optional or other rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights, all as set forth in the Corporation's Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

            The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common                UNIF GIFT MIN ACT - ____________ Custodian ______________
      TEN ENT - as tenants by the entireties                               Cust)                  (Minor)
       JT TEN - as joint tenants with right                             under Uniform Gifts to Minors
                of survivorship and not as tenants                      Act _______________________
                in common                                                          (State)

     Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED,                  hereby sell, assign and transfer unto

      Please Insert Social Security or
      Other Identifying Number of Assignee

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby
________________________________________________________________________________
irrevocably constitute and appoint
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with
________________________________________________________________________________
full power of substitution in the premises.

Dated __________

                         _______________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNNMENT MUST
                         CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                         FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                         WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                         CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.